Riverbridge Eco Leaders® Fund

Investor Class (Ticker Symbol: ECOLX)

Institutional Class (Ticker Symbol: RIVEX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 30, 2020, to the

Prospectus dated April 1, 2020.

Effective October 1, 2020 (the “Effective Date”), Riverbridge Partners, LLC (the “Advisor”) has agreed to lower its management fee for the Riverbridge Eco Leaders® Fund (the “Fund”) from 0.90% to 0.75% of the Fund’s average daily net assets. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus:

The “Fees and Expenses of the Fund” section with respect to the Fund beginning on page 7 of the Prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Eco Leaders® Fund.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses	3.58%	3.58%
Shareholder service fees	0.09%	0.09%
All other expenses	3.49%	3.49%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[2]	4.59%	4.34%
Fees waived and/or expenses reimbursed[3]	(3.37)%	(3.37)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]	1.22%	0.97%

[1]	The expense information in the table has been restated to reflect the current management fees, effective October 1, 2020.
[2]	The “Total annual fund operating expenses” and “Total annual fund operating expenses after waiving fees and/or reimbursing expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Eco Leaders® Fund and does not include acquired fund fees and expenses.
[3]	The Eco Leaders® Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.21% and 0.96% of the average daily net assets of the Eco Leaders® Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2030, and it may be terminated before that date only by the Trust’s Board of Trustees. The Eco Leaders® Fund’s advisor is permitted to seek reimbursement from the Eco Leaders® Fund, subject to certain limitations, of fees waived or payments made to the Eco Leaders® Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Eco Leaders® Fund if the reimbursement will not cause the Eco Leaders® Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The table under “The Advisor” section of the Prospectus is deleted and replaced with the following:

Pursuant to the Advisory Agreement, the following table illustrates an annual contractual advisory fee to the Advisor for the services and facilities it provides, payable on a monthly basis.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
Growth Fund	0.75%
Eco Leaders® Fund	0.75%*

*	Prior to October 1, 2020, the Eco Leaders® Fund paid the Advisor an annual advisory fee 0.90% of the Fund's average daily net assets.

As of the Effective Date, all additional references in the Fund’s Prospectus to the annual management fee are revised as indicated above.

Please retain this Supplement with your records.